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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 19, 2000
                                 Date of Report
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                        1-8514                  95-3822631
   (State or other jurisdiction of          (Commission            (I.R.S. Employer
   incorporation or organization)          File Number)           Identification No.)



                               16740 Hardy Street
                                 Houston, Texas
                    (Address of principal executive offices)

                                      77032
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)

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ITEM 5:  OTHER EVENTS

         A copy of the press release announcing the Company's results for the first quarter of 2000 is filed as Exhibit 99.1 and is hereby incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SMITH INTERNATIONAL, INC.


                                          /s/ NEAL S. SUTTON
                                     -----------------------
                                     By: Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary

Date: April 19, 2000
     ----------------------




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
 99.1                    Press Release dated 4/19/00